SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 --------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 28, 2002



                              VORNADO REALTY TRUST
               (Exact Name of Registrant as Specified in Charter)


     MARYLAND                NO. 001-11954              NO. 22-1657560
(State or Other               (Commission               (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)



              888 SEVENTH AVENUE
              NEW YORK, NEW YORK                              10019
    (Address of Principal Executive offices)                (Zip Code)


Registrant's telephone number, including area code: (212) 894-7000
                                                    --------------


      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         On February 25, 2002, Vornado Realty Trust ("Vornado") and Vornado Realty L.P. (the "Operating Partnership") entered into an Underwriting Agreement with Salomon Smith Barney Inc. relating to the issuance and sale of 514,200 common shares of beneficial interest, par value $0.04 per share (the "Common Shares"), of Vornado for an aggregate purchase price of $20,989,644. Salomon Smith Barney intends to deposit such Common Shares with the trustee of The Equity Focus Trusts--REIT Portfolio Series, 2002-A in exchange for units in the trust. Salomon Smith Barney may also purchase up to an additional 77,130 shares at the public offering price, less the underwriting discount, within 30 days from the date of such Underwriting Agreement. Expenses payable by Vornado in connection with the offering are expected to be approximately $150,000. The issuance and sale of Common Shares to Salomon Smith Barney Inc. pursuant to such Underwriting Agreement closed on February 28, 2002.

         In addition, on February 25, 2002, Vornado and the Operating Partnership entered into a Placement Agency Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Vornado entered into a Purchase Agreement with Cohen & Steers Quality Income Realty Fund, Inc. (the "Fund"), each relating to the issuance and sale of 884,543 Common Shares to the Fund for an aggregate purchase price of $37,999,967.28. Fees and expenses payable by Vornado in connection with the offering are expected to be approximately $2,097,498.32. The issuance and sale of Common Shares to the Fund pursuant to such Purchase Agreement closed on February 28, 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits.

         The following documents are filed as Exhibits to this report:

     1.1 Underwriting Agreement, dated February 25, 2002, among Vornado, the Operating Partnership and Salomon Smith Barney Inc.

     10.1 Placement Agency Agreement, dated February 25, 2002, among Vornado, the Operating Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated

     10.2 Purchase Agreement, dated February 25, 2002, between Vornado and the Fund

     8.1  Tax Opinion of Sullivan & Cromwell

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VORNADO REALTY TRUST
                                       (Registrant)


                                       By: /s/ JOSEPH MACNOW
                                           ------------------------
                                           Name:  Joseph Macnow
                                           Title: Executive Vice
                                                  President - Finance and
                                                  Administration, Chief
                                                  Financial Officer

Date:  February 28, 2002

                                  EXHIBIT INDEX

     1.1 Underwriting Agreement, dated February 25, 2002, among Vornado, the Operating Partnership and Salomon Smith Barney Inc.

     10.1 Placement Agency Agreement, dated February 25, 2002, among Vornado, the Operating Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated

     10.2 Purchase Agreement, dated February 25, 2002, between Vornado and the Fund

     8.1  Tax Opinion of Sullivan & Cromwell